EXHIBIT 10.3

SECOND AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of the          day of                     , 2007 by and among MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”); the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks” and, individually, each a “Bank”); NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (the “Agent”); BRANCH BANKING AND TRUST COMPANY, as syndication agent (the “Syndication Agent”); KEYBANK NATIONAL ASSOCIATION, as co-documentation agent (“KeyBank”); and FIFTH THIRD BANK, as co-documentation agent (“Fifth Third Bank”; KeyBank and Fifth Third Bank, collectively, the “Co-Documentation Agents”), under the following circumstances:

A. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents are parties to a Credit and Security Agreement made effective as of April 21, 2005, and amended by the First Amendment to Credit and Security Agreement made effective as of October 27, 2006 (as the same may be amended, supplemented, modified and/or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to those terms by the Credit Agreement.

B. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents now desire to amend the Credit Agreement for the reasons and upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Amendment to Section 1.1. The definition of “Consolidated Fixed Charges” is hereby amended in its entirety to read as follows.

“Consolidated Fixed Charges” shall mean, for any period, with respect to MTCT, on a Consolidated basis and in accordance with GAAP, without duplication, the aggregate of (a) Consolidated Interest Expense, (b) scheduled principal payments on Consolidated Funded Indebtedness due within the current period, (c) lease payments on Consolidated Rental Obligations for such period, (d) Consolidated Capital Expenditures (excluding capital expenditures that are financed other than by the Loans), and (d) all Capital Distributions by any Company.

(b) Amendment to Section 5.7(b). Section 5.7(b) of the Credit Agreement (captioned Fixed Coverage Charge) is hereby amended in its entirety to read as follows:

Borrowers shall not suffer or permit at any time the Fixed Charge Coverage Ratio to be less than 1.20 to 1.00.

(c) Amendment to Section 5.19 of the Credit Agreement. Section 5.19 of the Credit Agreement (captioned Restricted Payments) is hereby amended in its entirety to read as follows:

No Company shall make or commit itself to pay any Restricted Payment at any time. Notwithstanding anything contained in the foregoing however, the repurchase by MTCT of shares of common stock of MTCT having a fair market value at the time of such repurchase of no more than $20,000,000 by no later than December 31, 2007 shall not constitute a Restricted Payment for the purposes of this Section 5.19.

Section 2. Covenant Violation. The Banks, the Agent, the Syndication Agent and the Co-Documentation Agents hereby agree that the failure of the Borrowers to be in compliance with the Fixed Charge Coverage Ratio set forth in Section 5.7(b) of the Credit Agreement for the four fiscal quarters of MTCT ending on December 31, 2006 is hereby waived and shall not constitute an Event of Default. Such waiver shall not constitute a waiver of any other Default or Event of Default now or hereafter continuing under the Credit Agreement.

Section 3. Effective Date. This Amendment shall take effect immediately upon Agent’s receipt of an original counterpart of this Amendment and the attached Confirmation of Guarantees executed by all parties hereto and thereto.

(a) The Agent’s receipt of an original counterpart of this Amendment executed by all parties hereto;

(b) The Agent’s receipt of the original Confirmation of Guarantees executed by Aerospace Integration Corporation, Amcomp Corporation, Command Technologies, Inc., International Consultants, Inc., Manufacturing Technology, Inc., Onboard Software, Inc., and Vitronics Inc.; and

(c) Receipt by the Agent of all out-of-pocket costs and expenses incurred in making the Loans and entering into this Agreement (including, without limitation, all reasonable attorney fees, audit fees and filing fees incurred by the Agent); and

(d) With respect to MTC Technologies Services, Inc., an Ohio corporation (“MTC Services”), (i) a Guaranty of Payment of all of the Debt by MTC Services, such agreement to be in form and substance acceptable to the Agent, (ii) a Pledge Agreement executed by the appropriate Borrower of all of the share certificates (or other evidence of equity) of MTC Services, and (iii) any such Security Documents, corporate governance and authorization documents, and an opinion of counsel, as may be deemed necessary or advisable by the Agent. Borrowers hereby represent and warrant to the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents

that MTC Services has no location where any Collateral of MTC Services consisting of tangible personal property having an aggregate value of $1,000,000 or greater is stored or maintained that is not owned by MTC Services or a Borrower.

Section 4. Costs and Expenses. The Borrowers hereby agree to reimburse the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents for all costs and expenses incurred by Agent and Banks in connection with this Amendment and the transactions contemplated hereby, including their respective legal fees and expenses.

Section 5. Miscellaneous. The Borrowers, the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents hereby agree that:

(a) The Credit Agreement, as amended hereby, and the other Loan Documents remain otherwise unmodified and in full force and effect.

(b) Each Borrower hereby represents and warrants the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents that as of the date hereof (i) no Default or Event of Default has occurred and is continuing (ii) the representations and warranties of such Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof (except to the extent that any expressly relates to an earlier date), and (iii) such Borrower has no cause of action, at law or in equity, against the Banks, the Agent, the Syndication Agent or the Co-Documentation Agents, including, without limitation, any offset, counterclaim or defense with respect to the Notes or the Loans evidenced thereby or any Loan Document.

(c) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any other agreements, instruments or documents referred to therein, or (ii) prejudice or otherwise affect any right or privilege which the Banks, the Agent, the Syndication Agent and the Co-Documentation Agents now have or may have in the future under the Credit Agreement, the other Loan Documents or under any of the other agreements, documents or instruments therein.

(d) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

(Balance of Page Intentionally Omitted)

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue	MTC TECHNOLOGIES, INC., a Delaware
	Dayton, OH 45432	corporation
Attention: Michael Gearhardt
Fax: (937) 252-8240
By: /s/ Michael Gearhardt
Name: Michael Gearhardt
Title: Senior VP and Chief Financial Officer

Address:	4032 Linden Avenue	MTC TECHNOLOGIES, INC., formerly
	Dayton, OH 45432	known as MODERN TECHNOLOGIES CORP.,
	Attention: Michael Gearhardt	an Ohio corporation
Fax: (937) 252-8240

By: /s/ Michael Gearhardt
Name: Michael Gearhardt
Title: Senior VP and Chief Financial Officer

Address:	629 Euclid Avenue	NATIONAL CITY BANK
	LOC. 01-3034	as Agent and as a Bank
Cleveland, Ohio 44114
Attention: Capital Markets Division
	- Loan Syndications	By: /s/ Neal J. Hinker
	Fax: (216) 222-7079	Name: Neal J. Hinker
Title: Sr. Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	200 West Second Street	BRANCH BANKING AND TRUST
	16th Floor	COMPANY, as Syndication Agent and as a
	Winston-Salem, NC 27101	Bank
Attention: Robert Bass
	Fax: (336) 733-2740	By: /s/ Roberts A. Bass
Name: Roberts A. Bass
Title: Senior Vice President

Address:	34 North Main Street	KEYBANK NATIONAL ASSOCIATION,
	Dayton OH 45402	as Co-Documentation Agent and as a Bank
Attention: Joseph Zehenny
	Fax: (937) 586-7695	By: /s/ Joseph Zehenny
Name: Joseph Zehenny
Title: Senior Vice President

Address:	110 North Main Street	FIFTH THIRD BANK,
	Dayton, OH 45402	as Co-Documentation Agent and as a Bank
Attention: Michael Lopez
	Fax: (937) 227-3027	By: /s/ Michael Lopez
Name: Michael Lopez
Title: Assistant Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	40 North Main Street	JPMORGAN CHASE BANK, N.A
Dayton, OH 45423
	Attention: Lisa Huelskamp	By: /s/ John B. Middleberg
	Fax: (937) 449-4885	Name: John B. Middleberg
Title: SVP

Address:	9100 Centre Pointe Drive	COMERICA BANK
Suite 240
	West Chester, OH 45069	By: /s/ Harold Dalton
	Attention: Steven T. Siple	Name: Harold Dalton
	Fax: (513) 942-4904	Title: V.P.

Address:	201 East Fifth Street	PNC BANK, N.A.
Cincinnati, OH 45202
	Attention: Kristina McAneny	By: /s/ Christopher Belletti
	Fax: (513) 651-8952	Name: Christopher Belletti
Title: VP

CONFIRMATION OF GUARANTY

The undersigned, AMCOMP CORPORATION, a California corporation (“Amcomp”), COMMAND TECHNOLOGIES, INC., a Virginia corporation (“Command”), INTERNATIONAL CONSULTANTS, INC., an Ohio corporation (“ICI”), VITRONICS INC., a New Jersey corporation (“Vitronics”), MANUFACTURING TECHNOLOGY, INC., a Florida corporation (“MTI”), ONBOARD SOFTWARE, INC., a Texas corporation (“Onboard”), and AEROSPACE INTEGRATION CORPORATION, a Florida corporation (“AIC”; collectively with Amcomp, Command, ICI, Vitronics, MTI and Onboard, the “Guarantors”), jointly and severally hereby:

(A) Acknowledge that MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”), the financial institutions listed on Schedule 1 to the Credit Agreement (defined herein) (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) have entered into that certain Credit and Security Agreement made effective as of April 21, 2005, and amended by the First Amendment to Credit and Security Agreement dated October 27, 2006 and the Second Amendment to Credit and Security Agreement dated as of the date hereof (as so amended and as may be further amended from time to time, the “Credit Agreement”), whereby the Banks have extended financial accommodations to the Borrowers, and the Borrowers have executed Notes (as defined in the Credit Agreement) in favor of the Banks, in evidence thereof. Terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

(B) Acknowledge that each Guarantor has guaranteed payment of the principal and interest of all Notes each pursuant to a separate Guaranty of Payment of Debt each dated as of the date hereof (collectively, the “Guarantees”).

(D) Acknowledge that the Guarantors have each received and had an opportunity to review the Second Amendment to Credit and Security Agreement referred to in the first paragraph of this Confirmation of Guaranty and consent to the amendments to the Credit Agreement.

(E) Represent and warrant to the Agent and the Banks that the undersigned have no defenses, offsets or counterclaims, either individually or jointly, with respect to their obligations under the Guarantees and the Guarantees remain unmodified and in full force and effect.

(Balance of Page Intentionally Omitted)

This Confirmation of Guaranty is executed as of the 9th day of March, 2007.

AMCOMP CORPORATION, a California
corporation
By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

COMMAND TECHNOLOGIES, INC., a
Virginia corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

INTERNATIONAL CONSULTANTS, INC., an
Ohio corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

MANUFACTURING TECHNOLOGY, INC., a
Florida corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

[SIGNATURES OF GUARANTORS CONTINUE ON NEXT PAGE]

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VITRONICS INC., a New Jersey corporation
By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

ONBOARD SOFTWARE, INC., a Texas corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Chief Financial Officer

AEROSPACE INTEGRATION CORPORATION, a Florida corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Senior Vice President

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